UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2017

FREEZE TAG, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54267	20-4532392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18062 Irvine Blvd, Suite 103

Tustin, California 92780

(Address of principal executive offices) (zip code)

(714) 210-3850

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On July 26, 2017, we entered into an Agreement and Merger Agreement (the “Merger Agreement”) with Munzee, Inc., a Delaware corporation (“Munzee”). The Merger Agreement provides for the merger of Munzee with and into our corporation, Freeze Tag, Inc., a Delaware corporation (the “Merger”), with Freeze Tag, Inc. being the surviving corporation. The Merger is currently scheduled to close on October 1, 2017. When the Merger closes we will issue the current owners of all of Munzee’s outstanding common stock 4,355,000 shares of Series B Convertible Preferred Stock, a yet-to-be-created series of preferred stock. Once created, each share of the Series B Preferred Stock will be convertible into fifty (50) shares of our common stock, on a post-reverse basis (based on a prospective 1-for-100 reverse stock split planned for on or about September 1, 2017). The description of the Merger Agreement set forth in this report is qualified in its entirety by reference to the full text of that document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Securities Exchange Agreements

On July 25, 2017, we entered into a Securities Exchange and Common Stock Purchase Agreement with Craig Holland, our Chief Executive Officer (the “Holland Securities Exchange Agreement”). Under the Holland Securities Exchange Agreement, Mr. Holland agreed to exchange promissory notes issued by us dated December 31, 2013 and September 30, 2014 (the “Holland Notes”), and the $756,984 in principal owing under the Holland Notes, into 37,849,200 shares of our common stock (the “Holland Common Stock”), on a post-reverse basis (based on a prospective 1-for-100 reverse stock split planned for on or about September 1, 2017). The closing under the Holland Securities Exchange Agreement for the exchange of the Holland Notes for the Holland Common Stock will occur automatically upon the effectiveness of the referenced reverse stock split. At the closing, the $ 285,764 in interest due under the Holland Notes will be waived. The description of the Holland Securities Exchange Agreement set forth in this report is qualified in its entirety by reference to the full text of the “form of” document, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On July 25, 2017, we entered into a Securities Exchange and Common Stock Purchase Agreement with Mick Donahoo, our Chief Financial Officer (the “Donahoo Securities Exchange Agreement”). Under the Donahoo Securities Exchange Agreement, Mr. Donahoo agreed to exchange a promissory note issued by us dated December 31, 2013 (“Donahoo Note”), and the $31,042 in principal owing under the Donahoo Notes, into 1,552,100 shares of our common stock (the “Donahoo Common Stock”), on a post-reverse basis (based on a prospective 1-for-100 reverse stock split planned for on or about September 1, 2017). The closing under the Donahoo Securities Exchange Agreement for the exchange of the Donahoo Notes for the Donahoo Common Stock will occur automatically upon the effectiveness of the referenced reverse stock split. At the closing, the $9,841 in interest due under the Donahoo Note will be waived. The description of the Donahoo Securities Exchange Agreement set forth in this report is qualified in its entirety by reference to the full text of the “form of” document, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

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On July 25, 2017, we entered into a Securities Exchange and Common Stock Purchase Agreement with Robert Cowdell (the “Cowdell Securities Exchange Agreement”). Under the Cowdell Securities Exchange Agreement, Mr. Cowdell agreed to exchange a promissory note issued by us dated December 31, 2013 (“Cowdell Note”), and the $61,442 in principal owing under the Cowdell Notes, into 3,072,100 shares of our common stock (the “Cowdell Common Stock”), on a post-reverse basis (based on a prospective 1-for-100 reverse stock split planned for on or about September 1, 2017). The closing under the Cowdell Securities Exchange Agreement for the exchange of the Cowdell Notes for the Cowdell Common Stock will occur automatically upon the effectiveness of the referenced reverse stock split. At the closing, the $21,900 in interest due under the Cowdell Note will be waived. The description of the Cowdell Securities Exchange Agreement set forth in this report is qualified in its entirety by reference to the full text of the “form of” document, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On July 25, 2017, we entered into a Securities Exchange and Common Stock Purchase Agreement with the Holland Family Trust, a trust controlled by Craig Holland, our Chief Executive Officer (the “Holland Trust Securities Exchange Agreement”). Under the Holland Trust Securities Exchange Agreement, the Holland Trust agreed to exchange promissory notes issued by us dated December 31, 2013 and September 30, 2014 (the “Holland Trust Notes”), and the $207,083 in principal owing under the Holland Trust Notes, into 10,354,150 shares of our common stock (the “Holland Trust Common Stock”), on a post-reverse basis (based on a prospective 1-for-100 reverse stock split planned for on or about September 1, 2017). The closing under the Holland Trust Securities Exchange Agreement for the exchange of the Holland Trust Notes for the Holland Trust Common Stock will occur automatically upon the effectiveness of the referenced reverse stock split. At the closing, the $78,175 in interest due under the Holland Trust Notes will be waived. The description of the Holland Trust Securities Exchange Agreement set forth in this report is qualified in its entirety by reference to the full text of the “form of” document, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On July 25, 2017, we entered into a Securities Exchange and Common Stock Purchase Agreement with an Accredited Investor (the “Accredited Investor #1 Securities Exchange Agreement”). Under the Accredited Investor #1 Securities Exchange Agreement, the Accredited Investor #1 agreed to exchange a promissory note issued by us dated December 20, 2013 (the “Accredited Investor #1 Note”), and the $214,966 in principal owing under the Accredited Investor #1 Note, into 214,966 shares of Series A Convertible Preferred Stock, a yet-to-be-created series of preferred stock. Once created, each share of the Series A Preferred Stock will be convertible into fifty (50) shares of our common stock, on a post-reverse basis (based on a prospective 1-for-100 reverse stock split planned for on or about September 1, 2017) (the “Accredited Investor #1 Series A Stock”), but the holder cannot convert if it would cause the holder to own more than 4.99% of our outstanding common stock. The closing under the Accredited Investor #1 Securities Exchange Agreement for the exchange of the Accredited Investor #1 Note for the Accredited Investor #1 Series A Stock will occur automatically upon the effectiveness of the referenced reverse stock split. At the closing, the $70,815 in interest due under the Accredited Investor #1 Notes will be waived. The description of the Accredited Investor #1 Securities Exchange Agreement set forth in this report is qualified in its entirety by reference to the full text of the “form of” document, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

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On July 25, 2017, we entered into a Securities Exchange and Common Stock Purchase Agreement with an Accredited Investor (the “Accredited Investor #2 Securities Exchange Agreement”). Under the Accredited Investor #2 Securities Exchange Agreement, the Accredited Investor #2 agreed to exchange promissory notes issued by us dated June 25, 2014 and February 11, 2015 and July 28, 2015 and April 7, 2016 (the “Accredited Investor #2 Notes”), and the $1,942,322 in principal owing under the Accredited Investor #2 Notes, into 1,942,322 shares of Series A Convertible Preferred Stock, a yet-to-be-created series of preferred stock. Once created, each share of the Series A Preferred Stock will be convertible into fifty (50) shares of our common stock, on a post-reverse basis (based on a prospective 1-for-100 reverse stock split planned for on or about September 1, 2017) (the “Accredited Investor #2 Series A Stock”), but the holder cannot convert if it would cause the holder to own more than 4.99% of our outstanding common stock. The closing under the Accredited Investor #2 Securities Exchange Agreement for the exchange of the Accredited Investor #2 Notes for the Accredited Investor #2 Series A Stock will occur automatically upon the effectiveness of the referenced reverse stock split. At the closing, the $363,706 in interest due under the Accredited Investor #2 Notes will be waived. The description of the Accredited Investor #2 Securities Exchange Agreement set forth in this report is qualified in its entirety by reference to the full text of the “form of” document, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

On July 25, 2017, we entered into a second Securities Exchange and Common Stock Purchase Agreement with Accredited Investor #2 (the “Second Accredited Investor #2 Securities Exchange Agreement”). Under the Second Accredited Investor #2 Securities Exchange Agreement, the Accredited Investor #2 agreed to exchange a promissory note issued by us dated February 8, 2017 (the “Accredited Investor #2 Note”), and the principal owing under the Second Accredited Investor #2 Note on September 30, 2017, into shares of Series A Convertible Preferred Stock, a yet-to-be-created series of preferred stock, with the number of shares to be determined by the principal amount due under the note on September 30, 2017 at price of $1 per share. At the closing, the interest due under the Second Accredited Investor #2 Note will be waived. The description of the Accredited Investor #2 Securities Exchange Agreement set forth in this report is qualified in its entirety by reference to the full text of the “form of” document, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

On July 25, 2017, we entered into a Securities Exchange and Common Stock Purchase Agreement with an Accredited Investor (the “Accredited Investor #3 Securities Exchange Agreement”). Under the Accredited Investor #3 Securities Exchange Agreement, the Accredited Investor #3 agreed to accept 51,094 shares of our Series A Convertible Preferred Stock, a yet-to-be-created series of preferred stock (the “Accredited Investor #3 Series A Stock”), for all amounts due to Accredited Investor #3 under that certain Game Marketing Investment Agreement between us and Accredited Investor #3 dated February 1, 2016, as orally modified by the parties on June 9, 2016 (the “Game Marketing Agreement”). Once created, each share of the Series A Preferred Stock will be convertible into fifty (50) shares of our common stock, on a post-reverse basis (based on a prospective 1-for-100 reverse stock split planned for on or about September 1, 2017) (the “Accredited Investor #3 Series A Stock”), but the holder cannot convert if it would cause the holder to own more than 4.99% of our outstanding common stock. The closing under the Accredited Investor #3 Securities Exchange Agreement for the exchange of the amounts due under the Game Marketing Agreement for the Accredited Investor #3 Series A Stock will occur automatically upon the effectiveness of the referenced reverse stock split. At the closing, any interest due under the Game Marketing Agreement, as amended, will be waived. The description of the Accredited Investor #3 Securities Exchange Agreement set forth in this report is qualified in its entirety by reference to the full text of the “form of” document, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

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Note Amendments

On July 25, 2017, we entered into an Amendment No. 1 to a Promissory Note with Craig Holland, our Chief Executive Officer, under which we agreed to amend the terms of that certain Convertible Promissory Note dated December 31, 2013, as extended by agreement dated December 31, 2016, and entered into by and between the parties (the “Holland Salary Note”) in order to (i) make the Holland Salary Note non-interest bearing, (ii) change the conversion price from a variable price to $0.0002 per share, and (iii) waive all interest due and owing under the Holland Salary Note. The description of the Holland Salary Note set forth in this report is qualified in its entirety by reference to the full text of the “form of” document, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

On July 25, 2017, we entered into an Amendment No. 1 to a Promissory Note with Mick Donahoo, our Chief Financial Officer, under which we agreed to amend the terms of that certain Convertible Promissory Note dated December 31, 2013, as extended by agreement dated December 31, 2016, and entered into by and between the parties (the “Donahoo Salary Note”) in order to (i) make the Donahoo Salary Note non-interest bearing, (ii) change the conversion price from a variable price to $0.0002 per share, and (iii) waive all interest due and owing under the Donahoo Salary Note. The description of the Donahoo Salary Note set forth in this report is qualified in its entirety by reference to the full text of the “form of” document, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

On July 25, 2017, we entered into an Amendment No. 1 to a Promissory Note with Craig Holland, our Chief Executive Officer, under which we agreed to amend the terms of that certain Convertible Promissory Note dated December 31, 2013, as extended by agreement dated December 31, 2016, and entered into by and between the parties (the “Holland Note”) in order to make the Holland Note non-interest bearing, (ii) make the Holland Note non-convertible, and (iii) waive all interest due and owing under the Holland Note. The description of the Holland Note set forth in this report is qualified in its entirety by reference to the full text of the “form of” document, which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

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Item 7.01 Regulation FD Disclosure.

On July 31, 2017, we issued a press release announcing the signing of the Merger Agreement with Munzee. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1	Merger Agreement with Munzee, Inc. dated July 26, 2017

10.2	Form of Securities Exchange and Common Stock Purchase Agreement with Related Parties dated July 25, 2017

10.3	Form of Securities Exchange and Common Stock Purchase Agreement with Accredited Investor #1 and Accredited Investor #2 dated July 25, 2017

10.4	Form of Second Securities Exchange and Common Stock Purchase Agreement with Accredited Investor #2 dated July 25, 2017

10.5	Form of Securities Exchange and Common Stock Purchase Agreement with Accredited Investor #3 dated July 25, 2017

10.6	Form of Amendment No. 1 to Promissory Note with Craig Holland and Mick Donahoo dated July 25, 2017

10.7	Amendment No. 2 to Promissory Note with Craig Holland dated July 25, 2017

99.1	Press Release dated July 31, 2017 issued by Freeze Tag, Inc. announcing Merger Agreement with Munzee

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeze Tag, Inc., a Delaware corporation

Date: July 31, 2017	By:	/s/ Craig Holland
Craig Holland
President and Chief Executive Officer (Principal Executive Officer)

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